THE ALGER FUNDS
Alger Small Cap Growth Fund
(the “Fund”)
Supplement dated May 20, 2026 to the
Prospectus, Summary Prospectus and
Statement of Additional Information of the Fund
dated March 1, 2026
Effective on or about the close of business on August 1, 2026, all of the issued and outstanding Class B shares of the Fund (“Class B Shares”) will be converted into Class A shares of the Fund (“Class A Shares”) with the same relative aggregate net asset value as the Class B Shares held immediately prior to the conversion. The Class A Shares currently have a lower total expense ratio and lower distribution fees and shareholder servicing fees payable under the Fund’s 12b‑1 plan than the Class B Shares. No sales load, fee, or other charge will be imposed on the conversion of the Class B Shares and, once converted, the Class A Shares will not be subject to the contingent deferred sales charge (if any) currently charged on the redemption of the Class B Shares. Please refer to the Fund’s prospectus for Class A Shares for more information on the Class A Shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders. Upon completion of the conversion, Class B Shares will no longer be offered.